UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 31, 2017

Baldwin & Lyons, Inc.
(Exact Name of Registrant as Specified in Charter)

Indiana	0-5534	35-0160330
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Congressional Boulevard, Carmel IN		46032
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code 317-636-9800

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At its meeting on August 31, 2017, the Board of Directors (the "Board") of Baldwin & Lyons, Inc. (the "Company"), upon the recommendation of the Nominating and Governance Committee of the Board,  appointed LoriAnn V. Lowery-Biggers to serve as Director.   Ms. Lowery-Biggers will serve for a term expiring at the Company's 2018 annual meeting of shareholders and until her successor is elected and has qualified.

Ms. LoriAnn V. Lowery-Biggers, age 50, is currently the Chief Executive Officer of Bella Vaughn, Inc., a global diamond and design company.  Previously, she served as President of Field Operations, Senior Vice President and Chief Marketing Officer of The Navigators Group, Inc. from October 2009 until October 2016 and as President of North American Operations at Society of Lloyd's from 2008 until 2009.   Prior to joining Lloyd's, Ms. Lowery-Biggers held the positions of Managing Director and National Practice Leader for Risk Management and Financial Products for Wells Fargo Insurance Services and served as Vice-Chairman of the Wells Fargo Captive, and as the Managing Director and Practice Leader for Enterprise Risk Management, Alternative Risk Finance and Risk Solutions at Marsh and McLennan.   Ms. Lowery-Biggers currently serves as a director of Copper Point Mutual Insurance Co. Inc. and Brown and Riding Insurance, Inc.  Ms. Lowery-Biggers also serves on several charitable boards including the A21 Campaign, PropelWomen, Equip and Empower, Inc., and Global Advance, Inc.

There are no arrangements or understandings between Ms. Lowery-Biggers and any other person pursuant to which Ms. Lowery-Biggers was selected as a Director.    There are no transactions in which the Company's and/or its subsidiaries were a party and in which Ms. Lowery-Biggers has a direct or indirect material interest that would require disclosure under Item 404(a) of Regulation S-K.   As a non-employee director, Ms. Lowery-Biggers will participate in the non-employee director compensation arrangements described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 7, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALDWIN & LYONS, INC.

September 7, 2017 by: /s/ Jeremy F. Goldstein
                                           Jeremy F. Goldstein,
                                           Secretary